LEASES	12 Months Ended
Apr. 01, 2012
LEASES
13.	LEASES

We generally operate our restaurants in leased premises. We are obligated under various lease agreements for certain restaurant facilities and our corporate office, which are classified as operating leases. The typical restaurant premises lease is for a term of between 10 to 25 years with renewal options ranging from 5 to 20 years. The leases generally provide for the obligation to pay property taxes, utilities and various other use and occupancy costs. We are also obligated under two leases for office space.

Under the provisions of certain of our leases, there are rent holidays and/or escalations in payments over the base lease term, percentage rent, as well as options for renewal for additional periods. The effects of the rent holidays and escalations have been reflected in rent expense on a straight-line basis over the expected lease term, which includes option periods we are reasonably assured to exercise due to the fact that we would incur an economic penalty for not doing so. Generally, the lease term commences on the date when we become legally obligated for the rent payments or as specified in the lease agreement. Recognition of rent expense begins when we have the right to control the use of the leased property, which is typically before rent payments are due under the terms of most of our leases. Percentage rent expense is generally based upon sales levels and is accrued at the point in time we determine that it is probable that the sales levels will be achieved.

Minimum payments under lease commitments are as follows (in thousands):

Operating
Leases
Fiscal year:
2013	$16,360
2014	16,210
2015	15,399
2016	14,953
2017	13,955
Thereafter	108,131
Total minimum lease payments	$185,008

Rent expense consists of (in thousands):
	Fiscal Year Ended
	April 1,	March 27,	March 28,
	2012	2011	2010
	(53 weeks)	(52 weeks)	(52 weeks)
Minimum rentals	$17,192	$16,690	$16,411
Contingent rentals	3,933	3,446	3,267
	$21,125	$20,136	$19,678